[BIRD LOGO]

                                    COLUMBIA


        Supplement to the CMC Small Cap Fund's, CMC Small/Mid Cap Fund's, and CMC International Stock Fund's Statement of Additional Information,
                             dated December 21, 2001


         On October 21, 2002, Liberty Funds Services, Inc., an affiliate of the investment adviser to the Funds, will begin serving as the Funds' transfer agent and dividend disbursing agent.

                                October 18, 2002